Stock-Based Compensation (Tables)	9 Months Ended
Sep. 30, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Schedule of Changes in Capital Surplus
Changes in "Capital surplus" are primarily a result of stock compensation:

	Quarter Ended September 30,		Nine Months Ended September 30,
(In thousands)	2013	2012	2013	2012
Stock-based compensation	$1,713	$1,302	$5,541	$6,700
Shares withheld for taxes	(1,508)	(950)	(1,840)	(1,170)
Capital surplus increase	$205	$352	$3,701	$5,530